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                                                                  EXHIBIT 99.1


                          COSMETIC GROUP U.S.A., INC.

                           (A California Corporation)
                       _________________________________

                       10% SUBORDINATED CONVERTIBLE NOTE
                     $____________________ PRINCIPAL AMOUNT

                             DUE SEPTEMBER 20, 1999
                       _________________________________


NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF AS PROVIDED HEREIN HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE LAWS OF ANY STATE OR OTHER JURISDICTION. TRANSFER OF THIS NOTE AND SUCH SECURITIES IS RESTRICTED PURSUANT TO SUCH LAWS.



                                                         Los Angeles, California

$____________________________                          ___________________, 1996



1.       Note.

         1.1 Cosmetic Group U.S.A., Inc., a California corporation (the "Company" or the "Borrower"), hereby promises to pay to the order of Third Century II (the "Holder") the amount of $____________ by September 20, 1999 ("Due Date") and to pay interest at ten percent (10%) per annum on the outstanding principal. Payments shall be made to the Holder in lawful money of the United States at ____________________________________________, or at such other place as the Holder may specify in writing.

         1.2 This Note is one of a duly authorized issue of Notes of the Company designated as its 10% Subordinated Convertible Notes due September 20, 1999, limited to the aggregate principal amount of $500,000.00 issued or to be issued under and pursuant to a Promissory Note Purchase Agreement duly executed between the Company and the Holder. Interest shall be paid semi-annually on the first day of April and October of each year commencing April 1, 1997, until payments of the principal sum has been made.

         1.3 In the event the Company does not make, when due, any payment of principal or interest required to be made hereunder, the Company will pay, on demand, interest on the amount of any overdue payment of principal or interest for the period following the Due Date of such payment, at a rate of eleven percent (11%) per annum.





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         2.      Default.

         In the event of an occurrence of any event of default specified below, the principal and all accrued interest on the Note shall become immediately due and payable without notice, except as specified below. The occurrence of any of the following events shall constitute an event of default under this Note:

                 2.1 The Company fails to make any payment hereunder when due, which failure has not been cured within fifteen (15) days following such failure.

                 2.2 If the Company shall default in the observance or performance of any covenant contained in or provision of the Promissory Note Purchase Agreement herewith between the Company and the Holder and which has not been cured within ten (10) days of the receipt by the Company of written notice thereof from or on behalf of the Holder.

                 2.3 If the Borrower shall file a petition to take advantage of any insolvency act; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself of a whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state; or

                 2.4 If a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Borrower or of the whole or any substantial part of its properties, or approve a petition filed against the Borrower seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or of the whole or any substantial part of its properties; or if there is commenced against the Borrower any proceeding for any of the foregoing relief and such proceeding or petition remains undismissed for a period of 30 days; or if the Borrower by any act indicates its consent to or approval of any such proceeding or petition; or

                 2.5 If (i) any judgment, remaining unpaid, unstayed or undismissed for a period of 60 days is rendered against the Borrower which by itself or together with all other such judgments rendered against the Borrower remaining unpaid, unstayed or undismissed for a period of 60 days, is in excess of $200,000, or (ii) there is any attachment or execution against the Borrower's properties remaining unstayed or undismissed for a period of 60





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days which by itself or together with all other attachments and executions against the Borrower's properties remaining unstayed or undismissed for a period of 60 days is for an amount in excess of $200,000.

         3.      Conversion.

                 3.1 Conversion Rights. The Holder will have the right, at its option, to convert the Note into Shares of Common Stock of the Company (the "Shares") at any time before the close of business on September 20, 1999 at the conversion rate then in effect.

                          The initial conversion rate is 500 Shares of Common
Stock per $1,000 principal amount at maturity of the Note, or a total of _________________ Shares, subject to adjustments in certain events. No fractional Share or scrip representing a fractional Share will be issued upon conversion of the Notes. Cash will be paid in lieu of any fractional Shares equal to the then current market value of such fractional Share. A Holder may convert a portion of the Notes provided that the portion is $1,000 principal amount at maturity or an integral multiple thereof.

                          The conversion rate will be appropriately adjusted if
the Company (a) pays a dividend or makes a distribution on its Shares of Common Stock which is paid or made in Shares of Common Stock, (b) subdivides or reclassifies its outstanding Shares of Common Stock, (c) combines its outstanding Shares of Common Stock into a smaller number of Shares of Common Stock, (d) issues Shares of Common Stock, or issues rights or warrants to all Holders of its Common Stock entitling them to subscribe for or purchase Shares of Common Stock (or securities convertible into Common Stock), at a price per Share less than $2.00 per Share, or (e) distributes to all Holders of its Common Stock evidences of its indebtedness or assets (excluding any dividend paid in cash out of legally available funds) subject to the limitation that adjustments by reason of any of the foregoing need not be made until they result in a cumulative change in the conversion rate of at least five percent (5%). The conversion rate will not be adjusted upon the conversion of presently outstanding stock options or warrants.

                          In case of any consolidation or merger to which the
Company is a party other than a merger or consolidation in which the Company is the surviving corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in case of any statutory exchange of securities with another corporation, there will be no adjustment of the conversion price, but each Holder of the Notes then outstanding will have the right thereafter to convert such Notes into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had such Notes been converted





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immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance. In the case of a cash merger of the Company into another corporation or any other cash transaction of the type mentioned above, the effect of these provisions would be that the conversion features of the Notes would thereafter be limited to converting the Notes at the conversion price in effect at such time into the same amount of cash per Share that such Holder would have received had such Holder converted the Notes into Common Stock immediately prior to the effective date of such cash merger or transaction.

                 3.2      Mechanics of Conversion

                          The Notes may be converted upon surrender of the
Notes at any time prior to the close of business on September 20, 1999 at the offices of the Company, 11312 Penrose Street, Sun Valley, California, with the form of "Notice of Conversion" duly completed and executed as indicated. Shares of Common Stock issued upon conversion will be fully paid and non-assessable.

         4. Prepayment. Borrower may prepay any or all amounts due under this Note at any time without penalty; provided, however, that Borrower, as a condition to prepayment of some or all of the balance hereof, shall deliver written notice of its intention to prepay at least 14 calendar days prior to the date of such prepayment ("Prepayment Date") and cooperate with Holder in Holder's exercise of Holder's convertibility rights, as set forth in Paragraph 3, above, if Holder elects to exercise such rights prior to prepayment.

         5. Subordination. The indebtedness evidenced by this Note shall be subordinated in right of payment to the prior payment in full of all existing and future Senior Indebtedness of the Company. Senior Indebtedness is defined in the Promissory Note Purchase Agreement between the Company and the Holder.

         6. Securities Law Compliance. The Holder understands that the right of conversion of this Note is subject to full compliance with the provisions of all applicable securities laws and the availability thereunder upon any conversion of any exemption from registration thereunder for such conversion, and that the certificate or certificates evidencing such Note and Shares will bear a legend to the following effect:

                 "THE SECURITIES EVIDENCED HEREBY MAY NOT BE TRANSFERRED WITHOUT (i) THE OPINION OF COUNSEL SATISFACTORY TO THIS CORPORATION THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, OR (ii) SUCH REGISTRATION."





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         7.      "Piggyback" Registration.  If the Company, at any time after the date of this Note and before two years thereafter, files a registration statement under the Securities Act of 1933, as amended (the "Act"), relating to any shares of Cosmetic Group U.S.A., Inc. Common Stock to be offered and sold by the Company pursuant to an underwriting (except with respect to registration statements filed on Forms S-8 or S-14, or any other inappropriate form), the Company shall give written notice to the the Holder of this Note (the "Holder") as promptly as possible for the proposed filing of such registration statement and will use all reasonable efforts to cause such number of shares of Common Stock issuable upon conversion of this Note as the Holder shall request in writing, within fifteen days after the giving of such notice, to be included in such registration statement for offering and sale upon the same terms and in the same manner as the Company proposes to offer and to sell such shares of its Common Stock pursuant thereto; provided, that (a) the Company shall not be required to include any Common Stock in any such registration statement if the Company is advised by its investment banking firm that the inclusion of such shares may, in such firm's opinion, interfere with the orderly sale and distribution of the shares of Cosmetic Group U.S.A., Inc. Common Stock to be offered and sold by the Company; and (b) the Company, at its sole discretion, and without the consent of the Holder, may decide not to file or to withdraw such registration statement and may abandon the proposed offering at any time.

         In connection with any registration statement in which Common Stock is included, the Company will pay all Commission and "blue sky" registration and other necessary filing fees, printing expenses, fees and disbursements of legal counsel for the Company and "blue sky" counsel, transfer agents' and registrars' fees, fees and disbursements of experts used by the Company in connection with such registration and expenses incidental to any post-effective amendment to such registration statement. The Holder/Seller shall pay all other expenses attributable to inclusion in the offering of Common Stock, including, without limitation, Commission and "blue sky" registration and other necessary filing fees and underwriting discounts, commissions and expenses attributable thereto and fees and disbursements of the Holder/Seller's counsel, accountants and experts, if any.

         The Common Stock issued upon conversion of the Note, which bear restrictive legends as a result of the manner in which they were issued by the Company, generally may be sold in the public market (in the absence of registration) only if the sale is made in compliance with Rule 144 under the Act. In general, under Rule 144, a person (or persons whose shares are aggregated with those of others) who has beneficially owned "restricted" shares for at least two years, and a person who is deemed to be an "affiliate" of the Company, is entitled to sell within any three-month period a number of shares that does not exceed the greater of 1% of the then outstanding shares of Common Stock or the average weekly trading volume in the over-the-counter market during the four calendar weeks preceding such sale. Non-affiliates who have held their





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shares for at least three years are entitled to sell their shares under Rule
144 without regard to volume limitations. The Common Stock bearing restrictive legends should satisfy the two-year holding period required by Rule 144, from time to time, commencing two years from the date of this Note.

         8. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served, sent by United States Mail, certified, or by overnight delivery service. For the purposes hereof, the address of the Holder and the address of the Company shall be as reflected in the Promissory Note Purchase Agreement between the Purchaser and the Company of even date herewith. Both the Holder and the Company may change the address for service by written notice to the other as herein provided.

         9. No Waiver: Rights and Remedies Cumulative. No failure on the part of the Holder to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Holder of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Borrower and the Holder.

         10. Costs and Expenses. The Borrower shall reimburse the Purchaser for all costs and expenses incurred by the Purchaser in connection with the preparation, execution and closing of this Note and shall pay the reasonable fees and disbursements of counsel to the Purchaser in connection with the enforcement of the Purchaser's rights hereunder.

         11. Amendments. No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Holder therefrom shall be effective unless the same shall be in writing and signed by the Holder and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         12. Successors and Assigns. This Note shall be binding upon the Borrower and its successors and assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof.

         13. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

         14. Waiver of Notice. The Borrower hereby waives presentment, demand for payment, notice of protest and all other





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demands in connection with the delivery, acceptance, performance, default or enforcement of this Note.

         15. Governing Law. this Note has been executed in and shall be governed by the laws of the State of California.

         16. Note Holder is Not a Shareholder. No Holder of this Note, solely by virtue of the ownership of this Note, shall be considered a shareholder of the Company for any purpose, nor shall anything in this Note be construed to confer on any Holder of this Note any rights of a shareholder of the Company including, without limitation, any right to vote, give or withhold consent to any corporate action, receive notice of meetings of shareholders or receive dividends.

         17. Exchange and Replacement of Note. Upon surrender of this Note to the Borrower, the Borrower shall execute and deliver, at its expense, one or more new Notes of such denominations and in such names, as requested by the holder of the surrendered Note. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation, or destruction of any Note, the Borrower will make and deliver a new Note, of like tenor, at the request of the holder of such Note.


                 IN WITNESS WHEREOF, the Company has caused this Note to be signed by its authorized officers as of the _______ day of ________________, 1996.


ATTEST:                                COSMETIC GROUP U.S.A., INC.




By:                                    By:
   ------------------------               -----------------------
   JENNIFER J. EGGERS                     ALFRED E. BOOTH, JR.
   Assistant Secretary                    Chairman and CEO






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